                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the Act), I, Joel V. Staff, Chairman and Chief Executive Officer of Reliant Energy, Inc. (the Company), hereby certify, to the best of my knowledge:

      (a) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (the Report), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2004                                      /s/ Joel V. Staff
                                                       -----------------
                                                         Joel V. Staff
                                                         Chairman and
                                                    Chief Executive Officer